Exhibit 10.4

SECOND AMENDMENT TO

FIFTH AMENDED AND RESTATED

LOAN AGREEMENT

This Second Amendment to the Fifth Amended and Restated Loan Agreement (“Amendment”), dated as of July 14, 2022, is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders (as defined in the Agreement, as defined below), and MOOG INC. (the “Company”).
Statement of the Premises
The Lenders, Company, the Borrowers party thereto, and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender, and as Issuing Bank and as Joint Bookrunner and Joint Lead Arranger, and MANUFACTURERS AND TRADERS TRUST COMPANY as Joint Lead Arranger, Joint Bookrunner and Lead Syndication Agent, and BANK OF AMERICA, N.A. as Joint Lead Arranger, Joint Bookrunner and Syndication Agent, and JPMORGAN CHASE BANK, N.A. as Joint Lead Arranger, Joint Bookrunner and Syndication Agent, and CITIZENS BANK, N.A. as Joint Lead Arranger and Syndication Agent, and WELLS FARGO BANK, N.A. as Joint Lead Arranger and Syndication Agent, and MUFG BANK, LTD., as Co-Documentation Agent and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent, and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent, and SANTANDER BANK, N.A., as Co-Documentation Agent and BRANCH BANKING AND TRUST COMPANY as Co-Documentation Agent, are parties to a Fifth Amended and Restated Loan Agreement dated as of October 15, 2019 as amended pursuant to a First Amendment to Fifth Amended and Restated Loan Agreement dated as of December 29, 2021 (the “Agreement”). All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Agreement.
The Company, the Administrative Agent and the Required Lenders agree to amend certain terms set forth in the Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and of the loans or other extensions of credit heretofore, now or hereafter made by the Lenders to, or for the benefit of, the Borrowers, the parties hereto agree as follows:

1.Conditions Precedent to this Amendment. This Amendment shall be effective as of the date first written above once the following conditions precedent are satisfied:
1.1Amendment Documentation. The Administrative Agent shall have received signed counterparts of this Amendment executed by the Company, the Guarantors and the Required Lenders.
1.2No Default. As of the date hereof, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
1.3Representations and Warranties. The representations and warranties contained in the Agreement shall, after giving effect to this Amendment, be true, correct and complete as of the date hereof as though made on such date.
1

Exhibit 10.4
2.Amendments. The Agreement is hereby amended as follows:
(a)Section 7.8 of the Credit Agreement is amended so that subsections (a)(i), (ii) and (iii) are amended in their entirety to read as follows:
(i) the merger, consolidation or amalgamation (or such other action that is the functional equivalent) of any Domestic Subsidiary with or into Company, provided Company is the surviving or continuing or resulting corporation;
(ii) the merger, consolidation or amalgamation (or such other action that is the functional equivalent) of any Domestic Subsidiary with or into any Guarantor, provided that the surviving or continuing or resulting entity is a Guarantor, and provided if any such Domestic Subsidiary is a Designated Borrower, the Designated Borrower is the surviving or continuing or resulting entity;
(iii) the merger, consolidation or amalgamation (or such other action that is the functional equivalent) of any Foreign Subsidiary with or into any other Foreign Subsidiary and provided if any such Foreign Subsidiary is a Foreign Borrower, the Foreign Borrower is the surviving or continuing or resulting entity;
(b)Section 7.8 of the Credit Agreement is further amended so that the following are added as new subsection (e) and (f) thereof:
(e)    Dissolution of Non-Material Subsidiaries. If no Default or Event of Default shall have occurred and be continuing or would result therefrom, the dissolution or liquidation (or such other action that is the functional equivalent) of any Non-Material Subsidiary.
(f)    Moog International Finance Service Center SARL. The dissolution of Moog International Finance Service Center SARL (“IFSC”) provided that substantially all treasury service activities of IFSC have been transferred to the Company.
3.Reaffirmations. (a) The Company hereby acknowledges and reaffirms the execution and delivery of the Loan Documents to which it is a party and agrees that such Loan Documents shall continue in full force and effect and that the Security Documents continue to secure the Secured Obligations, including all indebtedness of the Company to the Administrative Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof.
(b)    By signing the acknowledgment below, each of the Guarantors hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty (collectively, the “Guaranty”) and each other Loan Document to which it is a party, and agrees that such Loan Documents shall continue in full force and effect and continue to guarantee or secure, as applicable, all Secured Obligations, including all indebtedness of the Borrowers to the Administrative Agent, the Lenders and the Issuing Bank arising under or in connection with the Agreement, as amended hereby, and any renewal, extension or modification thereof, and the documents executed in connection therewith.
4.Representations and Warranties. The Company makes the following representations and warranties to the Administrative Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Secured Obligations,
2

Exhibit 10.4
including Indebtedness of the Company to the Administrative Agent or the Lenders arising under the Agreement or any Loan Documents, remain unpaid:
(a)Authorization. The Company has full power and authority to execute, deliver and perform this Amendment, which has been duly authorized by all proper and necessary action. The execution and delivery of this Amendment by the Company will not violate the provisions of, or cause a default under, the Company’s organizational documents or any agreement to which it is a party or by which it or its assets are bound.
(b)    Binding Effect. This Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability (i) may be limited by state, provincial or federal bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and (ii) may be subject to equity principles in the event equitable remedies are sought.
(c)    Consents; Governmental Approvals. No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.
(d)    No Events of Default. There is, on the date hereof and after giving effect to this Amendment, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.
(e)    No Material Misstatements. Neither this Amendment nor any document delivered to the Administrative Agent or the Lenders by or on behalf of the Company or the Borrowers to induce the Administrative Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
(f)    Agreement. After giving effect to this Amendment, the representations and warranties of the Company set forth in Article IV of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.
5.Conditions of Effectiveness. This Amendment shall become effective when and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Guarantors party hereto, the Administrative Agent and the Required Lenders.
6.Reference to and Effect on Loan Documents.
(a)Upon the effectiveness hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.
(b)    The Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter
3

Exhibit 10.4
hereof. This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Amendment shall be binding upon the Company, the Borrowers and their successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and each of their successors and assigns. The Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety. The Borrowers acknowledge and agree that the Agreement (as amended by this Amendment) and all other Loan Documents to which any Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Agreement, nor constitute a waiver of any provision of the Agreement.
7.Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Administrative Agent.
8.Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.
9.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
10.Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. This Amendment, to the extent signed and delivered by means of a facsimile machine or e-mail scanned image, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail scanned image to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by e-mail as a defense to the formation of a contract and each party forever waives such defense.
[Signature Pages Follow]
Doc #10501273.3
4

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.
MOOG INC.

By:
Name:
Title:
Accepted and agreed to this ___ day
of July, 2022.

CURLIN MEDICAL INC.
as Guarantor

By:___________________
Name:
Title:

ZEVEX, INC.
as Guarantor

By:___________________
Name:
Title:
[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender, the
Swingline Lender and the Issuing Bank

By:______________________________
Name:     Gregory R. Duval
Title:     Managing Director

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

HSBC BANK USA, NATIONAL
ASSOCIATION, as Administrative Agent

By:______________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lead Syndication Agent and as a Lender

By:______________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

BANK OF AMERICA, N.A.,
as a Syndication Agent and as a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Syndication Agent and as a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

CITIZENS BANK, N.A.
as Syndication Agent and a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

MUFG BANK, LTD.,
as Co-Documentation Agent and a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

WELLS FARGO BANK, N.A.,
as Syndication Agent and a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and a Lender

By:_________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

SANTANDER BANK, N.A.,
as Co-Documentation Agent and a Lender

By:___________________________________
Name:
Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

BRANCH BANKING AND TRUST COMPANY,
as Co-Documentation Agent and a Lender

    By:____________________________________
    Name:
    Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

    U.S. BANK NATIONAL ASSOCIATION,
    as Co-Documentation Agent and a Lender

    By: ____________________________________
    Name:
    Title:

[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

NORTHERN TRUST, as a Lender

By:____________________________________
Name:
Title:
[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:____________________________________
Name:
Title:
[Signature Page to Second Amendment to Fifth Amended and Restated Loan Agreement]